EXHIBIT 10.5

      EMPLOYMENT AGREEMENT, effective as of this 18th day of April, 2005 (this "Agreement"), between Jerome Chaney, residing at 54-B Hawthorne Avenue, Park Ridge, New Jersey 07676 (the "Executive"), and Datigen.com, Inc., an Utah corporation with an office currently at 207 Piaget Avenue, Clifton, NJ 07011 (the "Company").

                              W I T N E S S E T H :

      WHEREAS, the Company and the Board of Directors of the Company desire to memoralize the employment of the Executive on a full-time basis as its President and Chief Executive Officer and the Executive desires to accept such employment subject to the terms and conditions set forth in this Agreement.

      NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the parties hereto agree as follows:

                                    ARTICLE I
                             POSITION; DUTIES; TERM

      Position. The Company hereby employs the Executive as the President and Chief Executive Officer of the Company, which employment the Executive hereby accepts, all in the capacity and on the terms and conditions hereinafter set forth.

1.2 Duties. (a) During the Term (as defined below), the Executive shall be a full-time employee of the Company, all under and subject to the direction and control of the Board of Directors of the Company (the "Board"). The Executive shall be invited to all Board meetings, and after the initial 12-month period of the Term, the Board shall consider recommending that the shareholders of the Company appoint the Executive as a member of the Board.

     (b) In his capacity as President and Chief Executive Officer, the Executive shall be the senior executive officer of the Company with principal responsibility for controlling the operations of the Company and shall perform such duties for the Company as are consistent with the foregoing, including, without limitation, preparing and obtaining approval from the Board of the Company's annual budget and plan.

      (c) The services to be performed by the Executive shall be commensurate with the position of the Executive as the most senior executive employee of the Company. In this connection, during the Term (i) the Executive shall not render services to or for any other person, firm, corporation or business in this capacity and (ii) shall have no interest directly or indirectly in any other person, firm, corporation or business whose business is related to or competitive with the business of the Company; provided, however, the Executive may own, directly or indirectly, solely as an investment, securities of any entity which are traded on any national securities exchange or which are admitted to quotation on The NASDAQ Stock Market Inc. if the Executive (a) is not a controlling person of, or a member of a group which controls, such entity and (b) does not, directly or indirectly, own one percent or more of any class


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of securities of such entity.  Notwithstanding the foregoing, so long as it does not interfere with his full time employment hereunder, the Executive may attend to outside investments and serve as a director, trustee or officer of or otherwise participate in charitable and civic organizations and serve as director of corporations whose business is unrelated to the business of the Company and continue to pursue his other business interests.
1.3 Term. The term of employment shall commence as of the date set forth above and shall continue until this Agreement is terminated in accordance with the terms hereof (the "Term"). Notwithstanding anything contained herein to the contrary, the Executive can terminate his employment hereunder at any time hereafter upon sending written notice of termination to the Company at least sixty (60) days prior to the termination.

                                   ARTICLE II
                             SALARY; BONUS; OPTIONS

       2.1 Annual Base Salary. During each twelve month period of the Term, the annual base salary (the "Base Salary") to be paid by the Company to the Executive shall be One Hundred Sixty Thousand Dollars ($160,000), payable in equal bi-monthly installments, or in such other manner as the parties shall mutually agree, subject to withholding for applicable taxes. The Base Salary shall be subject to an annual increase at the discretion of the Board.

      2.2 Bonus. In addition to the Base Salary, the Executive shall be eligible for a bonus (the "Bonus") of up to Eighty Thousand Dollars ($80,000). The Bonus shall be based on the Company's overall performance and meeting established objectives which shall be submitted by the Executive and approved by the Board.

      2.3 Shares. The Company hereby grants the Executive 2,650,000 shares of common stock of the Company. The shares shall vest pro ratably every 3 months over a 3-year period commencing on April 4, 2005.

                                   ARTICLE III
                                    BENEFITS

      3.1 Business Expenses The Company, upon presentation by the Executive of appropriate documentation, shall reimburse the Executive for all reasonable and necessary business expenses incurred by the Executive in connection with the performance of his duties under this Agreement, including reasonable accommodation expenses during travel required in connection with the performance of the Executive's duties. Such reimbursement shall be paid to the Executive within five (5) business days thereafter.

      3.2 Directors' and Officers' Liability Insurance. The Executive shall be covered by the directors' and officers' insurance policy to be obtained by the Company. The Company agrees to defend the Executive from and against any and all lawsuits initiated against the Company and/or the Executive.


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      3.3 Additional Benefits. The Executive shall be entitled to participate in any pension or profit sharing plans, group health, accident or life insurance plans, group medical and hospitalization plan, and other similar benefits as may be available to the employees of the Company. The Executive shall assist the Company in adopting the proper plans for the Company.

                                   ARTICLE IV
                                   TERMINATION

       4.1 Termination without Cause. (a) The Executive's employment hereunder may be terminated by the Company without Cause at any time within the three-month period after the date hereof, upon sixty (60) days' prior written notice from the Company to the Executive. In lieu of the 60-days notice, the Company could terminate the employment of the Executive without cause and without notice if the Company pays the Executive under normal payroll practices for a 60-day period.

       (b) If the Executive's employment is terminated by the Company without Cause at any time after the three month period commencing on the date hereof, the Company shall pay the Executive the annual Base Salary in effect as of the date of termination. For purposes of clarity, if the Executive's employment is terminated by the Company without Cause after said three month period, the annual Base Salary in effect as of the date of termination shall be paid to the Executive even if the termination without Cause is as a result of a change in control of the Company. Said payment shall be made in twelve (12) equal monthly installments.

      4.2 Termination with Cause. If the Executive's employment is terminated by the Company for Cause or by the Executive for any reason, including without limitation, the Executive's death or disability, the Company shall pay the Executive or his heirs or personal representatives the Base Salary accrued through the date of termination. For purposes hereof, "Cause" shall mean any one of the following: (i) willful and continuing disregard of his job responsibilities or material breach by the Executive of this Agreement, which continues for 20 days after delivery to the Executive of notice thereof or (ii) fraud, embezzlement, conviction of a felony or serious crime, violation of ethics code or other serious misconduct.

                                    ARTICLE V
               REPRESENTATION; NON-COMPETITION; CONFIDENTIALITY

5.1 Executive Representation. The Executive represents that the Executive's execution of this Agreement and the performance of his duties required hereunder will neither be a breach of any other employment or other agreement nor a breach of any non-competition or similar agreement.

      5.2 Non-Competition. (a) The Executive agrees that during the Term and for the period of one (1) year thereafter, he will not engage, directly or directly, either as principal, agent, consultant, proprietor, creditor, stockholder, director, officer or employee, or participate in the ownership, management, operation or control of any business which directly or indirectly competes with the business of the Company. The Executive acknowledges and agrees that the


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current market for the Company's  business extends throughout the world and that it is therefore reasonable to prohibit the Executive from competing with the Company anywhere in such territory. This Section shall not apply to the Executive's ownership of less than five percent (5%) of the capital stock of a company having a class of capital stock which is traded on any national stock exchange or on the over-the-counter market.

            (b) During the Term and for the period of one (1) year thereafter, the Executive agrees that he will not, directly or indirectly, (i) solicit, divert or recruit or encourage any of the employees of the Company, or any person who was an employee of the Company during the Term, to leave the employ of the Company or terminate or alter their contractual relationship in a way that is adverse to the Company's interests, (ii) solicit or divert business from the Company, or assist any person or entity in doing so or attempting to do so or (iii) cause or seek to cause any person or entity to refrain from dealing or doing business with the Company or assist any person or entity in doing so or attempting to do so.

      5.3 Confidential Information. (a) The Executive agrees that he shall hold in strict confidence and shall not at any time during or after his employment with the Company, directly or indirectly, (i) reveal, report, publicize, disclose, or transfer any Confidential Information (as described below) or any part thereof to any person or entity, (ii) use any of the Confidential Information or any part thereof for any purpose other than in the course of his duties on behalf of the Company, or (iii) assist any person or entity other than the Company to secure any benefit from the Confidential Information or any part thereof. All Confidential Information (regardless of the medium retained) and all abstracts, summaries or writings based upon or reflecting any Confidential Information in the Executive's possession shall be delivered by the Executive to the Company upon request therefor by the Company or automatically upon the expiration of the Term or termination of this Agreement.

             (b) For  purposes  of this  Agreement,  "Confidential  Information"
shall mean any information relating to the business, operations, affairs, assets or condition (financial or otherwise) of the Company which is not generally known by non-company personnel, or is proprietary or in any way constitutes a trade secret (regardless of the medium in which information is maintained) which the Executive develops or which the Executive obtains knowledge of or access to through or as a result of the Executive's relationship with the Company. Confidential Information specifically includes, without limitation, business and marketing plans, financings, cost and pricing information, supplier information, all source code, system and user documentation, and other technical documentation pertaining to the hardware and software programs of the Company, including any proposed design and specifications for future products and products in development, and all other technical and business information considered confidential by the Company. Confidential Information shall not include any information that is generally publicly available or otherwise in the public domain other than as a result of a breach by the Executive of his obligations hereunder. For purposes of this Agreement, information shall not be deemed Confidential Information if (i) such information is available from public sources, (ii) such information is received from a third party not under an obligation to keep such information confidential, or (iii) the Executive can conclusively demonstrate that such information had been independently developed by the Executive.


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      5.4 Remedies.  The Executive  agrees and  acknowledges  that the foregoing restrictions and the duration and the territorial scope thereof as set forth in this Sections 5.2 and 5.3 are under all of the circumstances reasonable and necessary for the protection of the Company and its business. In the event that the Executive shall breach any of the provisions of Sections 5.2 or 5.3, in addition to and without limiting or waiving any other remedies available to the Company, at law or in equity, the Company shall be entitled to immediate injunctive relief in any court, domestic or foreign, having the capacity to grant such relief, to restrain any such breach or threatened breach and to enforce the provision of this Agreement.

                                   ARTICLE VI
                                  MISCELLANEOUS

      6.1 Entire Agreement. This Agreement constitutes the entire understanding between the Company and the Executive with respect to the subject matter hereof and supersedes any and all previous agreements or understandings between the Executive and the Company concerning the subject matter hereof, all of which are merged herein.

      6.2 Successors. This Agreement shall be binding upon and inure to the benefit of the Executive and his heirs and personal representatives, and the Company and its successors and assigns.

      6.3 Notices. All notices and other communications required or permitted hereunder shall be delivered personally, sent via facsimile, certified or registered mail, return receipt requested, or next day express mail or overnight, nationally recognized courier, postage prepaid with proof of receipt, to the address or telephone number (in the case of facsimile) set forth above. Such addresses and/or telephone numbers may be changed by notice given in the manner provided herein. Any such notice shall be deemed given (i) when delivered if delivered personally, (ii) the day after deposit with the express or courier service when sent by next day express mail or courier, (iii) five (5) days after deposit with the postal service when sent by certified or registered mail, or
(iv) when sent over a facsimile system with answer back response set forth on the sender's copy of the document.

      6.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without regard to choice of law principles.

      6.5 Amendment and Modification. This Agreement may be amended, modified or supplemented only by written agreement executed by the Company and the Executive.

      6.6 Headings. The section headings herein are inserted for the convenience of the parties only and are not to be construed as part of the terms of this Agreement or to be taken into account in the construction or interpretation of this Agreement.

       6.7 Counterparts. This Agreement may be executed in counterparts and by facsimile, each of which shall be deemed to be an original but both of which together will constitute one and the same instrument.


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      IN  WITNESS  WHEREOF,   the  parties  have  entered  into  this  Executive
Employment Agreement as of the day and year first above written.



                                DATIGEN.COM, INC.


                                By:   /s/ Aharon Y. Levinas
                                      ---------------------
                                Name: Aharon Y. Levinas
                                Title: Chief Technology Officer and Director



                                      /s/ Jerome Chaney
                                      ---------------------
                                      Jerome Chaney


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